THE LAZARD FUNDS, INC.
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (800) 823-6300

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1999
                           AS REVISED, AUGUST 13, 1999

          The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 1999, as it may be revised from time to time, relating to the following eleven portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

Lazard Equity Portfolio                     Lazard Emerging Markets Portfolio
Lazard Mid Cap Portfolio                    Lazard Bond Portfolio
Lazard Small Cap Portfolio                  Lazard High Yield Portfolio
Lazard Global Equity Portfolio              Lazard International Fixed-Income
Lazard International Equity Portfolio         Portfolio
Lazard International Small Cap Portfolio    Lazard Strategic Yield Portfolio

          Each Portfolio currently offers two classes of shares--Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each Class.

          To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number given above.

          The most recent Annual Report and Semi-Annual Report to Shareholders for each Portfolio are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

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                                TABLE OF CONTENTS
                                                                           Page


Description of the Fund and Portfolios.......................................3
Investment Restrictions.....................................................27
Management..................................................................31
Determination of Net Asset Value............................................38
Portfolio Transactions......................................................39
How to Buy and How to Sell Shares...........................................42
Distribution and Servicing Plan.............................................43
Dividends and Distributions.................................................45
Taxation....................................................................46
Performance Information.....................................................50
Information About the Fund and Portfolios...................................54
Counsel and Independent Auditors............................................66
Additional Information......................................................67
Appendix....................................................................68

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                     DESCRIPTION OF THE FUND AND PORTFOLIOS

          The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate portfolio of the Fund, an open-end management investment company, known as a mutual fund. The Equity Portfolio is a diversified investment company, which means that, with respect to 75% of its total assets, the Equity Portfolio will not invest more than 5% of its assets in the securities of any single issuer. Each of the other Portfolios is a non-diversified investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

          Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres"), serves as the investment manager (the "Investment Manager") to each of the Portfolios.

          Lazard Freres is the distributor of each Portfolio's shares.

CERTAIN PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          DEPOSITORY RECEIPTS. (All Portfolios, except the Small Cap Portfolio) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

          These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (All Portfolios, except the Equity Portfolio and Small Cap Portfolio) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          CONVERTIBLE SECURITIES. (All Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          WARRANTS. (All Portfolios, except the International Equity Portfolio, Bond Portfolio and International Fixed-Income Portfolio) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

          PARTICIPATION INTERESTS. (All Portfolios) Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

          Each Portfolio may invest in corporate obligations denominated in U.S. or (except with respect to the Equity Portfolio and Small Cap Portfolio) foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. In such cases, the Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

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          VARIABLE AND FLOATING RATE SECURITIES. (All Portfolios) Variable and
floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

          Each Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

          Each Portfolio also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

          MUNICIPAL OBLIGATIONS. (Bond Portfolio, High Yield Portfolio and Strategic Yield Portfolio) In circumstances where the Investment Manager determines that investment in municipal obligations would facilitate the Portfolio's ability to accomplish its investment objective, each of these Portfolios may invest its assets in such obligations, including municipal obligations issued at a discount. Dividends on shares attributable to interest on municipal obligations held by the Portfolio will not be exempt from federal income taxes. Municipal obligations are susceptible to risks arising from the financial condition of the states, public bodies or municipalities issuing the securities. To the extent that state or local governmental entities are unable to meet their financial obligations, the income derived by the Portfolio from municipal obligations could be impaired.

          Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Each of these Portfolios also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

          Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

          While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to federal income tax. Each of these Portfolios will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments. Each of these Portfolios currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

          ZERO COUPON AND STRIPPED U.S. TREASURY SECURITIES. (Bond Portfolio, High Yield Portfolio and Strategic Yield Portfolio) Each of these Portfolios may invest in zero coupon U.S. Treasury securities, which are Treasury notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non- zero coupon securities having similar maturities and credit qualities.

          MORTGAGE-RELATED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio and, to a limited extent, the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio and Global Equity Portfolio) Mortgage-related securities are secured, directly or indirectly, by pools of mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. These securities also may include mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates.

RESIDENTIAL MORTGAGE-RELATED SECURITIES--Each of these Portfolios may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the GNMA, FNMA and FHLMC, or by private entities. Residential mortgage-related securities issued by private entities are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

COMMERCIAL MORTGAGE-RELATED SECURITIES--Each of these Portfolios may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

SUBORDINATED SECURITIES--Each of these Portfolios may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES--Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or
(e) any combination thereof. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a REMIC. The Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio may invest, to a limited extent, in residual interests in REMICs. See "Taxation."

          Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date; these characteristics will vary from one tranche to another. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

          Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

STRIPPED MORTGAGE-BACKED SECURITIES--Each of these Portfolios also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal- only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

REAL ESTATE INVESTMENT TRUSTS--Each of these Portfolios may invest in Real Estate Investment Trusts ("REITs"), although each of the Mid Cap Portfolio, Equity Portfolio, Global Equity Portfolio and Small Cap Portfolio currently intends to limit its investments in REITs to no more than 5% of its assets. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

          REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

GOVERNMENT-AGENCY SECURITIES--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.

GOVERNMENT-RELATED SECURITIES--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States Government. FNMA is a government-sponsored organization owned entirely by private stockholders.

          Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States Government created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.

PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO RESIDUALS--CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

          The cash flow generated by the Mortgage Assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the Mortgage Assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the Mortgage Assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying Mortgage Assets in the same manner as an IO class of SMBS. See "Stripped Mortgage-Backed Securities," above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to SMBS, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

          CMO Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO Residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO Residuals, whether or not registered under the Securities Act, may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          ASSET-BACKED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) Each of these Portfolios may invest in asset-backed securities, including interests in pools of receivables, such as motor vehicle installment purchase obligations, credit card receivables, home equity loans, home improvement loans and manufactured housing loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to the collateralized mortgage obligations and mortgage pass-through securities described above. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

          Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

          INVESTMENT COMPANIES. (All Portfolios) Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

          ILLIQUID SECURITIES. (All Portfolios) Each Portfolio may invest up to 10% (15% in the case of the Mid Cap Portfolio and High Yield Portfolio) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

          MONEY MARKET INSTRUMENTS. (All Portfolios) When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. Each Portfolio also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

INVESTMENT TECHNIQUES

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          BORROWING MONEY. (All Portfolios) Each Portfolio, except as noted, is permitted to borrow money from banks for temporary or emergency (not leveraging) purposes, including to meet redemption requests which might require the untimely disposition of securities, in an amount up to 15% (5% for purposes other than meeting redemption requests) of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. The Equity Portfolio, however, may borrow for temporary purposes only to meet redemption requests in an amount up to 10% of the value of its total assets. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. In addition, the Mid Cap Portfolio, Global Equity Portfolio and, although currently it has no intention of doing so, Equity Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of it total assets. See "Leverage" below.

          LEVERAGE. (Equity Portfolio, Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and High Yield Portfolio) Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33-1/3% of the value of the Portfolio's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          Each of these Portfolios may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. Except for these transactions, each of these Portfolio's borrowings generally will be unsecured.

          LENDING PORTFOLIO SECURITIES. (All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% (10% with respect to the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to al least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          DERIVATIVES. (All Portfolios) Each Portfolio may invest in, or enter into, derivatives to the extent described in the Prospectus, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

          If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. A Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Portfolio may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          When required by the Commission, a Portfolio will segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the credit worthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. (All Portfolios, except the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio and Strategic Yield Portfolio) Each of these Portfolios may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange, the Deutsche Termine Borse and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

          Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

          Successful use of futures by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

          The Board of Directors has adopted the requirement that futures contracts and options on futures contracts be used by the Bond Portfolio or the International Fixed-Income Portfolio solely as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that the Bond Portfolio and the International Fixed-Income Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by either the Bond Portfolio or International Fixed-Income Portfolio not exceed 50% of the market value of the total assets of such Portfolio. Neither of these restrictions will be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

SPECIFIC FUTURES TRANSACTIONS. Each of these Portfolios, except the Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio, may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

          The Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and International Small Cap Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

          Each of these Portfolios, except the Bond Portfolio, may purchase and sell currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--IN GENERAL. (All Portfolios, except the Small Cap Portfolio and International Equity Portfolio) Each of these Portfolios may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

          A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Portfolio is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each of these Portfolios may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

          Except as described below, each of the Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and Global Equity Portfolio will write call options on indices only if on such date the Portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When one of the Portfolios writes a call option on a broadly based stock market index, it will segregate or put into escrow with the Fund's custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If one of the Portfolios has written an option on an industry or market segment index, it will so segregate, escrow, or pledge at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, escrowed or pledged, in the case of broadly based stock market index options, or 25% of such amount, in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term obligations equal in value to the difference. In addition, when one of the Portfolios writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with the Fund's custodian or pledge to the broker as collateral cash, Treasury bills or other high grade short-term obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national domestic or foreign securities exchange or quoted on the Nasdaq National Market System against which the Portfolio has not written a stock call option; however, if the Portfolio owns a call on the same index as the call written where the exercise price of the call owned is equal to or less than the exercise price of the call written, or greater than the call written if the difference is maintained by the Portfolio in permissible liquid assets in a segregated account with the Fund's custodian, it will not be subject to the requirements described in this paragraph.

          Each of these Portfolios, except the Equity Portfolio, Small Cap Portfolio and Bond Portfolio, may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

          Each of these Portfolios may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency (except in the case of the Equity Portfolio), and (except in the case of the Bond Portfolio and International Fixed-Income Portfolio) equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

          Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

          FUTURE DEVELOPMENTS. The relevant Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in the Prospectus or Statement of Additional Information.

          SHORT-SELLING. (Mid Cap Portfolio and High Yield Portfolio) Each of these Portfolios may engage in short sales of securities. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets.

          Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

          FORWARD COMMITMENTS. (All Portfolios) A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk or price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Portfolio intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Portfolio's exposure to changes in interest rates and will increase the volatility of its returns. The Portfolio will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments. At no time will the Portfolio have more than 33-1/3% of its assets committed to purchase securities on a forward commitment basis.

          Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

          SWAP AGREEMENTS. (All Portfolios) To the extent consistent with the Portfolio's investment objective and management policies as set forth herein, each Portfolio may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

          Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

          FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except the Equity Portfolio, Small Cap Portfolio and Bond Portfolio) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

INVESTMENT CONSIDERATIONS AND RISKS

          EQUITY SECURITIES. (All Portfolios, except the Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

          The securities of the smaller companies in which the Small Cap, International Small Cap and Emerging Markets Portfolios may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, and thus may create a greater chance of loss than by investing in securities of larger capitalization companies.

          FIXED-INCOME SECURITIES. (All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

          The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain portfolio securities, such as those rated below investment grade by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's" and together with S&P, the "Rating Agencies"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security.

          Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. A Portfolio investing in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

          MORTGAGE-RELATED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is possible that the realized return of the security may differ materially from the return originally expected by the Investment Manager. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity (but not past its stated maturity), which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

          Certain mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, as described above, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their values highly volatile.

          In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by these Portfolios, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

          FOREIGN SECURITIES. (All Portfolios, except the Small Cap Portfolio) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

          Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

          With respect to the Emerging Markets, International Fixed-Income, Strategic Yield and High Yield Portfolios, emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many emerging market countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

          FOREIGN CURRENCY TRANSACTION. (All Portfolios, except the Equity Portfolio, Small Cap Portfolio and Bond Portfolio) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

          SIMULTANEOUS INVESTMENTS BY OTHER PORTFOLIOS OR FUNDS. (All Portfolios) Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

          LOWER RATED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio). Each of these Portfolios may invest in securities rated below investment grade such as those rated Ba by Moody's or BB by S&P, and as low as the lowest rating assigned by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks and to greater market fluctuations than lower yielding investment grade securities. See "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the Investment Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          You should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

          Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

          These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          The Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio has no arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds, in which each of these Portfolios may invest. Pay- in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

STRATEGIC YIELD PORTFOLIO--During the year ended December 31, 1998, the percentages of the Strategic Yield Portfolio's assets invested in securities rated in particular rating categories by S&P were, on a weighted average basis, as follows:

                            PERCENTAGE OF
S&P RATINGS                 TOTAL INVESTMENTS
-----------                 -----------------

TSY                            4.17%
AGY                           21.17%
AAA                           10.83%
AA-                            1.33%
A+                             0.56%
A                              3.19%
A-                             0.53%
A1+                            2.10%
A1                             3.94%
A3                             0.17%
BBB+                           0.29%
BBB                            0.39%
BBB-                           1.46%
BB+                            0.43%
BB                             2.96%
BB-                            1.27%
B+                             3.51%
B                              9.05%
B-                             8.76%
CCC+                           0.16%
CCC                            0.49%
No Rating*                    23.24%
                              ------
                              100.0%



----------------------
* The Investment Manager estimates these securities to have an average rating of BBB.

          The actual distribution of the Portfolio's investments by ratings on any given date will vary. In addition, the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future investment portfolio composition.


                             INVESTMENT RESTRICTIONS

          Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, the following investment restrictions, except as otherwise noted, are fundamental policies. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the preceding sentence. None of the Portfolios may:

          (i) issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus, (B) each of the Mid Cap Portfolio, International Small Cap Portfolio, High Yield Portfolio, Emerging Markets Portfolio and Global Equity Portfolio also may borrow money to the extent permitted under the 1940 Act and, as a non-fundamental policy, may pledge, hypothecate, mortgage or otherwise encumber its assets to secure permitted borrowings; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of
          Section 18(f) of the 1940 Act, and (C) the Equity Portfolio may additionally utilize leverage as described in the Prospectus. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

          (ii) make loans, except loans of portfolio securities not having a value in excess of 33-1/3% (10% in the case of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

          (iii) invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% (15% in the case of the Mid Cap Portfolio and High Yield Portfolio) of the value of the Portfolio's net assets, or, in the case of the Equity Portfolio, more than 10% of the value of that Portfolio's total assets, taken at market value, would be invested in such securities (this restriction is not a fundamental policy of the Mid Cap Portfolio, High Yield Portfolio and Global Equity Portfolio);

          (iv) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, that this restriction is not a fundamental policy of the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and High Yield Portfolio, and provided further, that (A) the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and High Yield Portfolio may purchase securities of other investment companies to the extent permitted under the 1940 Act (this restriction is not a fundamental policy of these Portfolios) and (B) the Equity Portfolio, International Equity Portfolio and Small Cap Portfolio may purchase securities in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

          (v) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

          (vi) (A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and High Yield Portfolio also may purchase and sell securities that are secured by real estate; (B) purchase or sell commodities or commodity contracts (except that the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and High Yield Portfolio may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, the Mid Cap Portfolio, International Equity Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and High Yield Portfolio may purchase or sell foreign currency forward exchange contracts, the International Fixed-Income Portfolio and Bond Portfolio may enter into futures contracts and options on futures contracts, the International Fixed-Income Portfolio may enter into futures contracts on foreign currencies and the International Fixed-Income Portfolio and Strategic Yield Portfolio may purchase and write put and call options on foreign currencies); and
          (C) invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs; provided, however, that this clause (C) is not a fundamental policy of the Equity Portfolio, Mid Cap Portfolio, Global Equity Portfolio and High Yield Portfolio;

          (vii) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for the Mid Cap Portfolio and High Yield Portfolio, make short sales of securities, provided, however, that this prohibition on short sales is not a fundamental policy of the Global Equity Portfolio;

          (viii) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting; or

          (ix) make investments for the purpose of exercising control or management; provided, however, that this restriction is not a fundamental policy of the International Small Cap Portfolio, Emerging Markets Portfolio and Global Equity Portfolio. This restriction has not been adopted by the Mid Cap Portfolio or High Yield Portfolio.

          In addition to the restrictions noted above, the Equity Portfolio has adopted the following restrictions as fundamental policies. The Equity Portfolio may not:

          (i) purchase restricted securities, which are securities that must be registered under the Securities Act of 1933, as amended, before they may be offered or sold to the public, except that the Equity Portfolio may invest up to 5% of the value of its total assets, taken at cost, in such securities;

          (ii) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States; or

          (iii) purchase securities of an issuer if, as a result, as to 75% of the Portfolio's total assets, the Portfolio would own more than 10% of the voting securities of such issuer.

                                      * * *

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

          The Fund's Board is responsible for the management and supervision of each Portfolio. The Board approves all significant agreements with those companies that furnish services to the Portfolios. These companies are as follows:

Lazard Asset Management...........................     Investment Manager
Lazard Freres & Co. LLC...........................     Distributor
Boston Financial Data Services, Inc...............     Transfer Agent and
                                                       Dividend Disbursing Agent
State Street Bank and Trust Company...............     Custodian


          The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 30 Rockefeller Plaza, New York, New York 10112.


NAME, ADDRESS AND AGE                POSITION WITH FUND               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------------          ------------------               -----------------------------------------

Norman Eig* (58)                    Chairman of the Board             Vice Chairman and Managing Director (formerly
                                                                      General Partner), Lazard Freres.

Herbert W. Gullquist* (61)          President, Director               Vice Chairman and Managing Director (formerly
                                                                      General Partner), Lazard Freres; Chief Investment
                                                                      Officer of the Investment Manager.

John J. Burke (70)                  Director                          Retired; Former Vice Chairman, Director, Montana
50 Burning Tree Lane                                                  Power Company.
Butte, MT  59701

Kenneth S. Davidson (54)            Director                          Managing Partner, Davidson Capital Management
Davidson Capital Management                                           Corporation; Director, Blackthorn Fund N.V. and
Corporation                                                           Ottertail Valley Railroad.
500 Park Avenue
Suite 510
New York, NY  10022

Carl Frischling* (62)               Director                          Senior Partner, Kramer, Levin, Naftalis & Frankel;
Kramer, Levin, Naftalis &                                             from 1992 to 1994, Senior Partner, Reid & Priest.
Frankel
919 Third Avenue
New York, NY  10022

Lester Z. Lieberman (68)            Director                          Private Investor; Director of Dowel Associates;
1500 Mt. Kemble Avenue                                                Chairman of the Board of Trustees of Newark Beth
Morristown, NJ  07960                                                 Israel Medical Center and Irvington General Hospital;
                                                                      Member of the New Jersey State Investment Council;
                                                                      prior to 1994, Director of United Jersey Bank, N.A.
                                                                      and Clarkson University.

Richard Reiss, Jr. (55)             Director                          Managing Partner, Georgica Advisers LLC, an
Georgica Advisers LLC                                                 investment manager.
1114 Avenue of the Americas
New York, NY  10036

John Rutledge (50)                  Director                          President, Rutledge & Company, an economics and
Rutledge & Company                                                    investment advisory firm; Chairman, Claremont
One Greenwich Office Park                                             Economics Institute.
51 Weaver Street
Greenwich, CT  06831

William Katz (45)                  Director                           President and Chief Operating Officer of BBDO, an
BBDO Worldwide Network                                                advertising agency; from May 1994 to February 1996,
1285 Avenue of the Americas                                           General Manager of BBDO; prior thereto, Executive
New York, NY 10019                                                    Vice President and Senior Account Director of
                                                                      BBDO.

William G. Butterly, III (38)       Vice President, Secretary         Senior Vice President, Legal Affairs of the
                                                                      Investment Manager.

James Giallanza (33)                Treasurer                         Certified Public Accountant; Vice President of the
                                                                      Investment Manager; from August 1990 to July 1998,
                                                                      Manager, Price Waterhouse LLP.

-----------

*    An "interested person" of the Fund as defined in the 1940 Act.


          The Fund has adopted a Distribution and Servicing Plan with respect to shares of the Portfolios. So long as the Plan remains in effect, the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

          The Fund pays its Directors its allocable share of the aggregate of a fixed fee of $20,000 per annum and a per meeting fee of $1,000 for the Fund and Lazard Retirement Series, Inc., and reimburses them for their expenses. The aggregate amount of compensation paid to each Director by the Fund for the year ended December 31, 1998, was as follows:


                                                                                        TOTAL COMPENSATION FROM
                                             AGGREGATE COMPENSATION                         THE FUND AND
NAME OF DIRECTOR                                 FROM THE FUND                        LAZARD RETIREMENT SERIES, INC.
----------------                             ----------------------                   ------------------------------

John J. Burke                                     $18,600                                       $24,000
Kenneth S. Davidson                               $18,600                                       $24,000
Norman Eig                                        N/A                                           N/A
Carl Frischling                                   $18,600                                       $24,000
Herbert W. Gullquist                              N/A                                           N/A
William Katz                                      $18,600                                       $24,000
Lester Z. Lieberman                               $18,600                                       $24,000
Richard Reiss, Jr.                                $18,600                                       $24,000
John Rutledge                                     $18,600                                       $24,000


          The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of April 6, 1999, the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

INVESTMENT MANAGER AND INVESTMENT MANAGEMENT AGREEMENTS

          Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement with the Fund on behalf of each Portfolio (the "Management Agreements"). Pursuant to each Management Agreement, Lazard Asset Management regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

          Lazard Asset Management is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management. It is a major underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. Lazard Asset Management provides investment management services to client discretionary accounts with assets as of March 31, 1999 totaling approximately $64 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios. As of April 6, 1999, Lazard Asset Management held voting and dispositive power with respect to a sufficient number of shares of each Portfolio held by client accounts as to be considered a controlling person of such Portfolio.

          Under the terms of each Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, directors, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under each Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to others.

          As compensation for its services, each of the Portfolios has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:

                                         INVESTMENT MANAGEMENT
NAME OF PORTFOLIO                             FEE PAYABLE
-----------------                        ---------------------

Equity Portfolio                                   .75%
Mid Cap Portfolio                                  .75%
Small Cap Portfolio                                .75%
Global Equity Portfolio                            .75%
International Equity Portfolio                     .75%
International Small Cap Portfolio                  .75%
Emerging Markets Portfolio                         1.00%
Bond Portfolio                                     .50%
High Yield Portfolio                               .75%
International Fixed-Income Portfolio               .75%
Strategic Yield Portfolio                          .75%


          For the fiscal year ending December 31, 1999, the Investment Manager has agreed to waive its management fees or otherwise bear the expenses of the following Portfolios to the extent the aggregate expenses of the Portfolios exceed the percentage of the value of the Portfolio's average daily net assets set forth opposite the Portfolio's name:


NAME OF PORTFOLIO                                       MAXIMUM TOTAL PORTFOLIO OPERATING EXPENSES
-----------------                                       ------------------------------------------

                                                        Institutional Shares         Open Shares
Mid Cap Portfolio                                             1.05%                     1.35%
Global Equity Portfolio                                       1.05%                     1.35%
International Small Cap Portfolio                             1.04%                     1.43%
Emerging Markets Portfolio                                    1.28%                     1.60%
Bond Portfolio                                                .78%                      1.10%
High Yield Portfolio                                          1.05%                     1.35%
International Fixed-Income Portfolio                          1.09%                     1.35%


          For the fiscal years ended December 31, 1996, 1997 and 1998, the management fees payable by each Portfolio, the amounts waived by the Investment Manager and the net fees paid to the Investment Manager were as follows:


                                         FEE PAYABLE FOR              FEE PAYABLE FOR              FEE PAYABLE FOR
                                         FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
NAME OF PORTFOLIO                        DECEMBER 31, 1996            DECEMBER 31, 1997            DECEMBER 31, 1998
-----------------                        -----------------            -----------------            -----------------

Equity Portfolio                            $1,829,111                    $2,475,417                $3,316,469
Mid Cap Portfolio                                  N/A                       $56,562                  $459,760
Small Cap Portfolio                          6,243,613                    $8,868,261               $11,726,934
Global Equity Portfolio                        $39,032                       $87,691                  $119,985
International Equity Portfolio             $11,746,379                   $15,062,772               $19,452,067
International Small Cap
  Portfolio                                   $870,310                   $1,061,698                 $1,354,903
Emerging Markets Portfolio                    $983,215                   $2,418,181                 $2,794,119
Bond Portfolio                                $306,035                     $429,720                   $523,656
High Yield Portfolio                               N/A                          N/A                   $225,562
International Fixed-Income
  Portfolio                                   $462,235                     $772,515                   $857,644
Strategic Yield Portfolio                     $908,760                   $2,447,618                 $3,422,135


                                         REDUCTION IN FEE             REDUCTION IN FEE        REDUCTION IN FEE
                                         FOR FISCAL YEAR              FOR FISCAL YEAR         FOR FISCAL YEAR
                                         ENDED                        ENDED                   ENDED
NAME OF PORTFOLIO                        DECEMBER 31, 1996            DECEMBER 31, 1997       DECEMBER 31, 1998
-----------------                        -----------------            -----------------       -----------------

Equity Portfolio                                -0-                      $11,054                         -0-
Mid Cap Portfolio                               N/A                      $24,010                    $119,681
Small Cap Portfolio                             -0-                      $11,502                         -0-
Global Equity Portfolio                     $39,032                      $87,691                    $119,985
International Equity Portfolio                  -0-                      $16,852                         -0-
International Small Cap
  Portfolio                                     -0-                      $21,116                    $ 16,356
Emerging Markets Portfolio                  $87,108                      $19,725                    $ 17,870
Bond Portfolio                              $37,009                      $21,802                    $ 11,309
High Yield Portfolio                            N/A                          N/A                    $107,939
International Fixed-Income
  Portfolio                                $100,766                      $58,602                    $ 21,538
Strategic Yield Portfolio                       -0-                       $3,456                         -0-


                                         NET FEE PAID FOR             NET FEE PAID FOR             NET FEE PAID FOR
                                         FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
NAME OF PORTFOLIO                        DECEMBER 31, 1996            DECEMBER 31, 1997            DECEMBER 31, 1998
-----------------                        -----------------            -----------------            -----------------

Equity Portfolio                            $  1,829,111                 $ 2,464,363                 $ 3,316,469
Mid Cap Portfolio                                    N/A                 $    32,552                 $   340,079
Small Cap Portfolio                         $  6,243,613                 $ 8,856,759                 $11,726,934
Global Equity Portfolio                              -0-                        -0-                  $       -0-
International Equity Portfolio              $ 11,746,379                 $15,045,920                 $19,452,067
International Small Cap
  Portfolio                                 $    870,310                 $ 1,040,582                 $  1,338,547
Emerging Markets Portfolio                  $    896,107                 $ 2,398,456                 $  2,776,249
Bond Portfolio                              $    269,026                 $   407,918                 $    512,347
High Yield Portfolio                                 N/A                         N/A                 $    117,623
International Fixed-Income
  Portfolio                                 $    361,469                 $   713,913                 $    836,106
Strategic Yield Portfolio                   $    908,760                 $ 2,444,162                 $  3,422,135


          Each Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, clerical salaries, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, the Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan." The organizational expenses of the Fund are being amortized and allocated among the International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio, Strategic Yield Portfolio and Small Cap Portfolio.

          Each Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio and Strategic Yield Portfolio on December 16, 1992 and initially by the Board on September 11, 1991 (and amended and restated on October 19, 1993); by the sole shareholder for the International Small Cap Portfolio and Emerging Markets Portfolio on August 25, 1993 and initially by the Board on July 20, 1993; by the sole shareholder for the Global Equity Portfolio and initially by the Board on October 16, 1995; and by the sole shareholder for the Mid Cap Portfolio and High Yield Portfolio and by the Board on July 29, 1997. The Management Agreement for each Portfolio was last approved by the Fund's Board, including a majority of the Directors who are not "interested persons" of any party to the Management Agreement, at a meeting held on October 27, 1998. Each Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 60 days' notice, by the Investment Manager. Each Management Agreement provides for automatic termination in the event of its assignment (as defined in the 1940
Act). Each Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

ADMINISTRATOR AND CUSTODIAN

          The Fund has engaged State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative services to the Portfolios. Each Portfolio will bear the cost of such administrative expenses at the annual rate of $45,000 plus .02% of the value of the average daily net assets of each Class of the Portfolio up to $1 billion and .01% of the value of such assets over $1 billion.

          State Street also acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

DISTRIBUTOR

          Lazard Freres serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates Lazard Freres to pay certain expenses in connection with the offering of Portfolio shares. After the prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Lazard Freres also will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.

                        DETERMINATION OF NET ASSET VALUE

          Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

          The value of securities, other than options listed on national securities exchanges and debt securities maturing in 60 days or less, is determined as of the close of regular trading on the New York Stock Exchange. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m., New York time). Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Each security for which the primary market is on a national securities exchange is valued at the last sale price on the principal exchange on which it is traded, or, if no sales are reported on such exchange on that day, at the closing bid price.

          Any security held by a Portfolio for which the primary market is the Nasdaq National Market System is valued at the last sale price as quoted by such system or, in the absence of any sale on the valuation date, at the closing bid price. Any other unlisted security for which current over-the-counter market quotations or bids are readily available is valued at its last quoted bid price or, if available, the mean of two such prices.

          All other securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors and in accordance with procedures adopted by the Board of Directors. The portfolio securities of any of the Portfolios also may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities.

          The International Small Cap Portfolio and Small Cap Portfolio invest primarily in equity securities of companies with relatively small market capitalizations. Because of the difference between the bid and asked prices of over-the-counter securities, there may be an immediate reduction in the net asset value of the shares of the International Small Cap Portfolio or Small Cap Portfolio after such Portfolio has completed a purchase of securities that will be valued by the relevant Portfolio at their bid price, since those securities usually will have been purchased at or near the asked price.

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Portfolio is not calculated. Each Portfolio calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.


                             PORTFOLIO TRANSACTIONS

GENERAL

          Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, the Investment Manager seeks the best overall terms available, taking into account such factors as price, size of order, difficulty of execution and skill required of the executing broker. While the Investment Manager will generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

          Purchases and sales of portfolio securities on a securities exchange are effected by the Investment Manager through brokers who charge a negotiated commission for their services based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Lazard Freres. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

          To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the Commission thereunder, the Fund's Board has determined that securities transactions for a Portfolio may be executed through Lazard Freres if, in the judgment of the Investment Manager, the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, Lazard Freres charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

          Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

RESEARCH AND STATISTICAL INFORMATION

          When it can be done consistently with the policy of obtaining the best overall terms available, the Investment Manager may select brokers or dealers who supply market quotations to the Fund's custodian for valuation purposes, or who supply research, market and statistical information to the Investment Manager. Although such research, market and statistical information may be useful to the Investment Manager, it is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement with the Fund on behalf of the Portfolios. Such information may be useful to the Investment Manager in providing services to both the Portfolios and clients other than the Portfolios, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Manager in carrying out its obligations to the Portfolios. The total dollar amount of transactions pursuant to which brokerage was directed in consideration of research services provided during the year ended December 31, 1998, was $1,894,819,000, and the related commissions were $4,385,000. In addition, when it can be done consistently with the above stated policy, the Investment Manager may place orders with brokers and dealers (i) who refer persons to the Investment Manager for the purpose of purchasing shares of the Portfolios or (ii) who provide services to the Fund at no fee or for a reduced fee.

BROKERAGE COMMISSIONS

          In connection with its portfolio securities transactions for the fiscal years ended December 31, 1996, 1997 and 1998, each Portfolio indicated below paid brokerage commissions as follows:


YEAR ENDED DECEMBER 31, 1996
                                                                                                           PERCENTAGE OF
                                                            AMOUNT OF               PERCENTAGE OF          TOTAL BROKERAGE
                                                            BROKERAGE               TOTAL BROKERAGE        TRANSACTIONS
                                    BROKERAGE               COMMISSIONS PAID        COMMISSIONS PAID       EFFECTED THROUGH
NAME OF PORTFOLIO                   COMMISSIONS PAID        TO LAZARD FRERES        TO LAZARD FRERES       LAZARD FRERES
-----------------                   ----------------        ----------------        ----------------       -----------------

Equity Portfolio                     $    483,954                -0-                     -0-                    -0-
Small Cap Portfolio                  $  1,522,251             $4,465                    0.29%                  0.31%
Global Equity Portfolio              $     29,963             $1,104                    3.69%                  9.28%
International Equity Portfolio       $  2,707,977                -0-                     -0-                    -0-
International Small Cap
    Portfolio                        $    580,942                -0-                     -0-                    -0-
Emerging Markets Portfolio           $    621,547                -0-                     -0-                    -0-


YEAR ENDED DECEMBER 31, 1997
                                                                                                           PERCENTAGE OF
                                                            AMOUNT OF               PERCENTAGE OF          TOTAL BROKERAGE
                                                            BROKERAGE               TOTAL BROKERAGE        TRANSACTIONS
                                    BROKERAGE               COMMISSIONS PAID        COMMISSIONS PAID       EFFECTED THROUGH
NAME OF PORTFOLIO                   COMMISSIONS PAID        TO LAZARD FRERES        TO LAZARD FRERES       LAZARD FRERES
-----------------                   ----------------        ----------------        ----------------       ----------------

Equity Portfolio                      $     592,299               -0-                     -0-                   -0-
Mid Cap Portfolio                     $      59,461               -0-                     -0-                   -0-
Small Cap Portfolio                   $   2,003,525               -0-                     -0-                   -0-
Global Equity Portfolio               $      26,640               $45                    0.17%                 0.19%
International Equity Portfolio        $   3,041,586               -0-                     -0-                   -0-
International Small Cap
   Portfolio                          $     429,111               -0-                     -0-                   -0-
Emerging Markets Portfolio            $   1,098,476               -0-                     -0-                   -0-


YEAR ENDED DECEMBER 31, 1998
                                                                                                           PERCENTAGE OF
                                                            AMOUNT OF               PERCENTAGE OF          TOTAL BROKERAGE
                                                            BROKERAGE               TOTAL BROKERAGE        TRANSACTIONS
                                    BROKERAGE               COMMISSIONS PAID        COMMISSIONS PAID       EFFECTED THROUGH
NAME OF PORTFOLIO                   COMMISSIONS PAID        TO LAZARD FRERES        TO LAZARD FRERES       LAZARD FRERES
-----------------                   ----------------        ----------------        ----------------       ----------------

Equity Portfolio                     $    802,204            $   51,625                6.44%                  7.24%
Mid Cap Portfolio                    $    183,975            $    5,270                2.86%                  2.73%
Small Cap Portfolio                  $  2,544,527            $   61,090                2.40%                  0.95%
Global Equity Portfolio              $     33,371            $    2,734                8.87%                 14.52%
International Equity Portfolio       $  4,724,137                   -0-                 -0-                    -0-
International Small Cap
  Portfolio                          $    439,572                   -0-                 -0-                    -0-
Emerging Markets Portfolio           $  1,016,826            $      812                0.23%                  0.39%

                        HOW TO BUY AND HOW TO SELL SHARES

          GENERAL. The minimum initial investment for each Portfolio is $10,000 for Open Shares, unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000, and $1,000,000 for Institutional Shares. Subsequent investments for each Portfolio must be at least $1,000 for Open Shares and $5,000 for Institutional Shares. For directors, members and employees of Lazard Freres and its affiliates, and the trustees of benefit plans covering any of the foregoing individuals, the minimum initial investment for each Portfolio is $5,000 for Institutional Shares. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or Lazard Freres and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

          Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and Lazard Freres reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

          Shares of each Portfolio may be purchased in exchange for securities which are permissible investments of that Portfolio, subject to the Investment Manager's determination that the securities are acceptable. Securities accepted in exchange for Portfolio shares will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange for Portfolio shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, The Nasdaq Stock Market, a recognized non-U.S. exchange or non-Nasdaq listing with at least two market makers.

          PURCHASES THROUGH THE TRANSFER AGENT. Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value. The Transfer Agent and Lazard Freres, in certain cases, may agree to next day settlement for certain purchases through the Transfer Agent.

          By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

          PURCHASES THROUGH A LAZARD FRERES BROKERAGE ACCOUNT. Shares of all of the Portfolios are sold by Lazard Freres only to customers of Lazard Freres without a sales charge, on a continuing basis at the net asset value of the Portfolio next determined after receipt of a purchase order by Lazard Freres. Payments must be made to Lazard Freres within three business days of the order. Because Lazard Freres does not forward investors' funds until the business day on which the order is settled, it may benefit from temporary use of these funds. Please contact your Lazard Freres account representative for specific instructions on how to purchase Portfolio shares through your Lazard Freres brokerage account.

          AUTHORIZED BROKERS. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

          REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the rights to make payments in whole or part in securities (which may include non-marketable securities) or other assets of the Portfolio in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Commission by order may permit to protect the Portfolio's shareholders.


                         DISTRIBUTION AND SERVICING PLAN
                               (OPEN SHARES ONLY)

          Open Shares are subject to a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Servicing Plan, the Fund pays Lazard Freres for advertising, marketing and distributing each Portfolio's Open Shares and for the provision of certain services to the holders of Open Shares a fee at an annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of the NASD. Under the Distribution and Servicing Plan, Lazard Freres may make payments to third parties in respect of these services. From time to time, Lazard Freres may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard Freres under the Distribution and Servicing Plan for advertising, marketing and distributing Open Shares and for payments to third parties are payable without regard to actual expenses incurred.

          Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution and Servicing Plan") with respect to each Portfolio's Open Shares, pursuant to which the Fund pays Lazard Freres for advertising, marketing and distributing Open Shares of the Portfolios and for the provision of certain services to the holders of Open Shares of the Portfolios. Lazard Freres may make payments to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services. The Fund's Board determined, in the exercise of its business judgment, that the Fund's Distribution and Servicing Plan is reasonably likely to benefit each Portfolio and holders of Open Shares.

          A quarterly report of the amounts expended under the Distribution Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear for distribution pursuant to the Distribution and Servicing Plan without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. The Distribution and Servicing Plan was last so approved on October 27, 1998. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan or by vote of the holders of a majority of such Portfolio's Open Shares.

          For the fiscal year ended December 31, 1998, each Portfolio paid the Distributor the amount set forth below with respect to its Open Shares under the Distribution and Servicing Plan:

                                                AMOUNT PAID TO DISTRIBUTOR
                                             UNDER DISTRIBUTION AND SERVICING
                                                   PLAN FOR FISCAL YEAR
NAME OF PORTFOLIO                                 ENDED DECEMBER 31, 1998
-----------------                              --------------------------

Equity Portfolio                                     $  219,862
Mid Cap Portfolio                                    $   22,660
Small Cap Portfolio                                  $  245,099
Global Equity Portfolio                              $    9,246
International Equity Portfolio                       $   76,823
International Small Cap Portfolio                    $    8,134
Emerging Markets Portfolio                           $   29,160
Bond Portfolio                                       $   28,672
High Yield Portfolio                                 $      573
International Fixed-Income Portfolio                 $    9,533
Strategic Yield Portfolio                            $   48,934


                           DIVIDENDS AND DISTRIBUTIONS

          The Fund intends to declare as a dividend on the outstanding shares of each of the Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio substantially all of the Portfolio's net investment income at the close of each business day to shareholders of record at 4:00 p.m. (New York time). Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of the Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of any of these Portfolios prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid. Shareholders of any of these Portfolios who redeem only a portion of their shares will be entitled to all dividends that are declared by unpaid on the redeemed shares on the next dividend payment date.

          Dividends from net investment income on the Equity Portfolio, Mid Cap Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and Global Equity Portfolio generally will be declared and paid at least annually and may be declared and paid twice annually.

          Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares.

          Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, Mid Cap Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and Global Equity Portfolio, also would include dividends.

          With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually and may be declared and paid twice annually. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. NO INTEREST WILL ACCRUE ON AMOUNTS REPRESENTED BY UNCASHED DISTRIBUTION OR REDEMPTION CHECKS. Each Portfolio forwards to the Fund's custodian the monies for dividends to be paid in cash on the payment date.


                                    TAXATION

          Management believes that each Portfolio has qualified for the fiscal year ended December 31, 1998 as a "regulated investment company" under Subchapter M of the Code. It is intended that each such Portfolio will continue to so qualify as a regulated investment company, if such qualification is in the best interests of its shareholders. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. As a regulated investment company, a Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Portfolio did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

          Corporate shareholders of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio and Global Equity Portfolio will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Portfolio, to the extent that the Portfolio's income is derived from certain dividends received from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Portfolio for 46 days or more during the 90-day period commencing 45 days before the shares become ex-dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Portfolio is financed with indebtedness. It is anticipated that distributions from Portfolios, other than the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio and Global Equity Portfolio, will not qualify for the dividends-received distribution. Each year the Fund will notify shareholders of the federal income tax status of distributions.

          The Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio may invest in Real Estate Mortgage Investment Conduits ("REMICs"). Interests in REMICs are classified as either "regular" interests or "residual" interests. Under the Code, special rules apply with respect to the treatment of a portion of the Portfolio's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Portfolios shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio generally will not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of one of the Portfolios is an entity subject to the unrelated business income tax (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan, or another tax-exempt entity) and is allocated any amount of Excess Inclusion Income, such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. The Investment Manager anticipates that only a small portion, if any, of the assets of the Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Portfolios and allocated to their shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax adviser regarding the treatment of their income derived from the Portfolios.

          Except as discussed above with respect to Excess Inclusion Income, a dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, gain or loss realized by a Portfolio from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

          Offsetting positions held by a Portfolio involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.

          If a Portfolio were treated as entering into straddles by reason of its future or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

          Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Portfolio's assets to be invested in various countries is not known.

          If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Portfolio; (ii) treat their income from the Portfolio as being from foreign sources to the extent that the Portfolio's income is from foreign sources; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

          It is anticipated that each of the International Equity Portfolio, International Fixed- Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and Global Equity Portfolio will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Portfolio credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Portfolio whether the foreign taxes paid by the Portfolio will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and
(ii) the Portfolio's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

          If a Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale, other disposition or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

          Investment by a Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PERFORMANCE INFORMATION

          Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with the regulatory requirements) by such Portfolio during the period. That result is then divided by the product of:
(a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2. A Portfolio's "actual distribution rate" is computed in the same manner as yield, except that actual income dividends declared per share during the period in question is substituted for net investment income per share.

          The yield and the actual distribution rate for the 30-day period ended December 31, 1998 for Institutional Shares and Open Shares of each Portfolio indicated below was as follows:


NAME OF PORTFOLIO                                      30-DAY YIELD                            DISTRIBUTION RATE
----------------                            ---------------------------------         -------------------------------------
                                             INSTITUTIONAL        OPEN                 INSTITUTIONAL            OPEN
                                               SHARES             SHARES                 SHARES                SHARES
                                             -------------        ------               -------------           ------

Bond                                          5.64%                5.27%                 5.38%                 5.02%
High Yield                                    9.33%                9.03%                 9.03%                 8.74%
International Fixed-Income                    3.21%                2.90%                 1.13%                 1.04%
Strategic Yield                               7.02%                6.61%                 6.94%                 5.99%



          Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n" the root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

          The average annual total return of Institutional Shares and Open Shares for the indicated Portfolio and periods sended December 31, 1998 (the date listed in the footnote is the beginning of the period for the indicated Portfolio) was as follows:



INSTITUTIONAL SHARES                                        AVERAGE ANNUAL TOTAL RETURNS
                                                            FOR PERIODS ENDED DECEMBER 31, 1998

NAME OF PORTFOLIO                                         1-YEAR              5-YEARS          10-YEARS
-----------------                                         ------              -------          --------

Equity                                                   17.31%               20.36%             16.83%(3)
International Equity                                     16.04%               11.22%             11.26%(4)
International Fixed-Income                               13.20%                7.00%              7.86%(5)
Bond                                                      5.77%                5.93%              6.69%(6)
Strategic Yield                                           0.75%                6.00%              7.36%(7)
Small Cap                                               (12.62)%              11.45%             16.11%(8)
International Small Cap                                   7.55%                3.94%              5.58%(1)
Emerging Markets                                        (23.49)%              (5.10)%(2)            N/A
Global Equity                                            17.10%               16.09%(9)             N/A
Mid Cap                                                   3.65%                5.58%(10)            N/A
High Yield                                              N/A(11)               N/A                   N/A


---------------

(1)    December 1, 1993.
(2)    July 15, 1994.
(3)    June 1, 1987.
(4)    October 29, 1991.
(5)    November 8, 1991.
(6)    November 12, 1991.
(7)    October 1, 1991.
(8)    October 30, 1991.
(9)    January 4, 1996.
(10)   November 4, 1997.
(11)   January 2, 1998.


OPEN SHARES                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR PERIODS ENDED DECEMBER 31, 1998

NAME OF PORTFOLIO                                      1-YEAR                 5-YEARS                10-YEARS
-----------------                                      ------                 --------               ---------

Equity                                                 16.98%                 18.95%(1)               N/A
International Equity                                   15.82%                 15.44%(2)               N/A
International Fixed-Income                             12.92%                 3.72%(3)                N/A
Bond                                                    5.42%                  6.93%(4)               N/A
Strategic Yield                                         0.37%                  2.12%(2)               N/A
Small Cap                                             (12.86)%                 4.82%(5)               N/A
International Small Cap                                 7.21%                  1.97%(6)               N/A
Emerging Markets                                      (23.30)%               (17.99)%(3)              N/A
Global Equity                                          16.82%                  17.52%(5)              N/A
Mid Cap                                                 3.42%                  5.34%(7)               N/A
High Yield                                              N/A(8)                   N/A                  N/A

---------------

(1)      February 5, 1997.
(2)      January 23, 1997.
(3)      January 8, 1997.
(4)      March 5, 1997.
(5)      January 30, 1997.
(6)      February 13, 1997.
(7)      November 4, 1997.
(8)      February 24, 1998.


          Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          The total return of Institutional Shares and Open Shares for the indicated Portfolio from inception through December 31, 1998 (the date listed in the footnote is the date operations commenced or, with respect to Open Shares, the initial public offering date for the indicated Portfolio) was as follows:

                                       TOTAL RETURN THROUGH DECEMBER 31, 1998
                                       ---------------------------------------

NAME OF PORTFOLIO                    INSTITUTIONAL SHARES      OPEN SHARES
-----------------                    --------------------      -----------

Equity                                403.93%(1)                39.08%(12)
Mid Cap                                 6.50%(2)                 6.22%(2)
International Equity                  114.93%(3)               32.12%(13)
International Fixed-Income             72.06%(4)                 7.49%(14)
Bond                                   59.05%(5)                13.03%(15)
Strategic Yield                        67.42%(6)                 4.15%(13)
Small Cap                             191.73%(7)                 9.44%(16)
International Small Cap                31.80%(8)                 3.74%(17)
Emerging Markets                      (20.86)%(9)              (32.49)%(14)
Global Equity                          56.27%(10)               36.34%(16)
High Yield                              2.90%(11)               (2.24)%(18)

-------------------

(1)   June 1, 1987.
(2)   November 4, 1997.
(3)   October 29, 1991.
(4)   November 8, 1991.
(5)   November 12, 1991.
(6)   October 1, 1991.
(7)   October 30, 1991.
(8)   December 1, 1993.
(9)   July 15, 1994.
(10)  January 4, 1996.
(11)  January 2, 1998.
(12)  February 5, 1997.
(13)  January 23, 1997.
(14)  January 8, 1997.
(15)  March 5, 1997.
(16)  January 30, 1997.
(17)  February 13, 1997.
(18)  February 24, 1998.


          A Portfolio's yield, actual distribution rate and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield, actual distribution rate and total return information is useful in reviewing a Portfolio's performance and such information may provide a basis for comparison with other investments but such information may not provide a basis for comparison with certificates of deposit, which pay a fixed rate of return, or money market funds, which seek a stable net asset value. Investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expect to be lower than that of Institutional Shares.

          From time to time, the Fund may compare a Portfolio's performance against one or more broad-based indices or data from Lipper Analytical Services, Inc., Money Magazine, Morningstar, Inc. and other industry publications. In addition, the Fund may compare a Portfolio's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.

                    INFORMATION ABOUT THE FUND AND PORTFOLIOS

          On January 1, 1992, the Fund on behalf of the Equity Portfolio acquired the assets and liabilities of Lazard Equity Fund, formerly a portfolio of Scudder Fund, Inc. ("Scudder Fund") an open-end, diversified management investment company. Lazard Freres has agreed to indemnify Scudder Fund and its directors from any and all claims arising out of the transfer of assets to the maximum extent that Scudder Fund would be so permitted by the Maryland General Corporation Law, subject to the limitations of the 1940 Act. In addition, the Fund has agreed to indemnify, with respect to the Equity Portfolio, the Scudder Fund and its directors and officers from claims arising out of acts or omissions occurring prior to the transfer to the same extent that such individuals could have been indemnified by the Scudder Fund. If, however, the Fund (or the Equity Portfolio) ceases to exist, Lazard Freres has agreed, in lieu of the Fund, to so indemnify to so indemnify the directors and officers of Scudder Fund.

          As of April 6, 1999, the following shareholders owned beneficially or of record 5% or more of the indicated Portfolio's outstanding shares:


                                                                           PERCENTAGE OF TOTAL
NAME AND ADDRESS                                                     INSTITUTIONAL SHARES OUTSTANDING
----------------                                                     --------------------------------
EQUITY PORTFOLIO

   Smith Barney Inc.                                                           14.90%
   00109801250
   388 Greenwich Street
   New York, NY  10013-2339

   Seagrams Retirement Savings and Investment Trust                             9.34%
   c/o The Bank of New York
   Attn:  Alex Kovalenko
   1 Wall Street, 12th Floor
   New York, NY  10005-2501

   Lazard Freres & Co. LLC                                                      7.04%
   Employee Savings Plan--Equity Fund
   Attn:  Francis J. Conroy
   30 Rockefeller Plaza
   New York, NY  10112

MID CAP PORTFOLIO

   Lazard Freres & Co. LLC                                                    16.09%
   District No. 9 IAMAW
   30 Rockefeller Plaza, 60th Floor
   New York, NY  10112

   Norwest Bank Colorado N.A.                                                   5.53%
   Cust FBO City of Aurora Fire MPAP
   740 Broadway #8751
   Denver, CO  80203-3410

SMALL CAP PORTFOLIO

   Merrill Lynch For The Sole                                                   9.40%
   Benefit of Its Customers
   Attn:  Fund Admin LZSCX
   4800 Deer Lake Dr. East 2nd Floor
   Jacksonville, FL  32246-6484

    Lazard Freres & Co. LLC                                                     7.71%
    Mercantile Safe Deposit & Trust Co., Custodian for
    Bakery & Confectionery Intl.
    Pension Plan--Small Cap-A/C26501-25
    Attn:  Charles Loritz
    P.O. Box 17002
    30 Rockefeller Plaza
    New York, NY  10112

    Northern Trust Trustee                                                      5.34%
    FBO ITT Industries Master Retirement Trust #22-51598
    PO Box 92956
    Chicago, IL  60675-2956

    GLOBAL EQUITY PORTFOLIO

    Blue Cross Blue Shield of                                                  58.86%
    Massachusetts Inc. Managed Care
    Attn:  Treasury 01/06
    100 Summer Street
    Boston, MA  02110-2106

    Lazard Freres & Co. LLC                                                    10.12%
    The Baycrest Centre Foundation
    Helaine Maisels
    Admin Assistance Finance Dept.
    3560 Bathurst Street
    North York, Ontario

    Blue Cross Blue Shield of                                                   9.33%
    Massachusetts Inc. Indemnity
    Attn:  Treasury 01/06
    100 Summer Street
    Boston, MA  02110-2106

    Lazard Freres & Co. LLC                                                     8.42%
    Mount Sinai Hospital
    Foundation of Toronto
    Attn:  Marty Stein
    331-600 University Avenue
    Toronto, Ontario  M5G 1X5

INTERNATIONAL EQUITY PORTFOLIO

    Lazard Freres & Co. LLC                                                     8.92%
    Mercantile Safe Deposit & Trust Co.
    Custodian for Bakery & Confectionery Intl.
    A/C 26501-33
    Attn:  Charles Loritz
    P.O. Box 17002
    30 Rockefeller Plaza
    New York, NY  10112

    Merrill Lynch For The Sole                                                  5.50%
    Benefit Of Its Customers
    Attn:  Fund Admin LZIEX
    4800 Deerlake Dr. E FL 2
    Jacksonville, FL  32246



INTERNATIONAL SMALL CAP PORTFOLIO

     Lazard Freres & Co. LLC                                                    7.57%
     The George Washington
     University Int'l Small Cap
     Attn:  Louis Katz & Courtney Lowe
     2121 I Street
     707 Rice Hall
     30 Rockefeller Plaza
     New York, NY 10112

     Lazard Freres & Co. LLC                                                    5.83%
     United Air Lines Inc. Pension & Welfare Plans
     Administration Committee
     Attn:  David V. Drystra
     P.O. Box 66100
     30 Rockefeller Plaza
     New York, NY  10112

EMERGING MARKETS PORTFOLIO

     Lazard Freres & Co. LLC                                                    5.85%
     University of British Columbia
     Faculty Pension Plan
     Stanley Hamilton/Dir Ops
     235-2075 Wesbrook Mall
     Vancouver, BC

     Merrill Lynch For The Sole                                                 5.74%
     Benefit Of Its Customers
     Attn:  Fund Admin LZEMX
     4800 Deer Lake Dr East 2nd Fl
     Jacksonville, FL  32246-6484

     Lazard Freres & Co. LLC                                                    5.26%
     United Air Lines Inc. Pension & Welfare Plans
     Administration Committee
     Attn:  David V. Drystra
     P.O. Box 66100
     30 Rockefeller Plaza
     New York, NY  10112



BOND PORTFOLIO

     Lazard Freres & Co. LLC                                                    7.30%
     Elaine Louise David-Weill
     c/o Janis Inscho
     30 Rockefeller Plaza
     New York, NY  10112-0194

     Lazard Freres & Co. LLC                                                    5.32%
     Local 1922 Pension Fund
     Attn:  Laurie Greco Fund Mngr
     1065 Old Country Road Suite 214
     Westbury, NY  11590-5628

NTERNATIONAL FIXED-INCOME PORTFOLIO

     Lazard Freres & Co. LLC                                                   32.08%
     Graphic Communications Intl.
     Union Supplemental Retirement
       Disability Fund--Fixed-Income A/C
     Attn:  Mr. GL Griesbauer Jr.
     1900 L Street NW
     30 Rockefeller Plaza
     New York, NY  10112

     M & I Trust Co., Custodian for                                            18.50%
     CUNA Individual Acct Master Plan
     1000 N. Water St., 14th Floor
     Milwaukee, WI  53202-6648

     Smith Barney Inc.                                                         10.11%
     00109801250
     388 Greenwich Street
     New York, NY  10013-2339

HIGH YIELD PORTFOLIO

     MAC & CO A/C IBWF8440002
     Mutual Funds Operations
     P.O. Box 3198
     Pittsburgh, PA  15230-3198



     Lazard Freres & Co. LLC                                                   16.06%
     Employee Security Fund of the
     30 Rockefeller Plaza 60th Floor
     New York, NY  10112-0002

     Lazard Freres & Co. LLC                                                   12.89%
     Mass Bay Transportation
     30 Rockefeller Plaza 60th Floor
     New York, NY  10112-0002

     Lazard Freres & Co. LLC                                                    7.49%
     Steamfitters Local Union #420
     30 Rockefeller Plaza 60th Fl.
     New York, NY  10112-0002

STRATEGIC YIELD PORTFOLIO

     Lazard Freres & Co. LLC                                                   14.58%
     Mack Trucking Inc. Retirement Trust-Strategic Yield
     Attn:  Mark Cherry
     2100 Mack Blvd.
     Allentown, PA 18103-5622

     HEP & Co.                                                                  9.17%
     MF MAC 9139-027
     Calabasas, CA

     Mac & Co A/C-CLRF5053712                                                   6.50%
     Mutual Fund Operations
     P.O. Box 3198
     Pittsburgh, PA  15230-3198

     Lazard Freres & Co. LLC                                                    5.74%
     DePauw University
     Attn:  Thomas S. Dixon
     313 South Locust Street
     Greencastle, IN  46135-1736

EQUITY PORTFOLIO

   Connecticut General Life Ins. Co.                                           83.97%
   One Commercial Plaza
   280 Trumbull Street
   Attn:  Liz Pezda H-19-B
   P.O. Box 2975
   Hartford, CT  06104-2975

SMALL CAP PORTFOLIO

   Connecticut General Life Ins Co.                                            68.53%
   One Commercial Plaza
   280 Trumbull St.
   Attn:  Liz Pezda H-19-B
   P.O. Box 2975
   Hartford, CT  06104-2975

GLOBAL EQUITY PORTFOLIO

   Cushion Trust Limited                                                       27.26%
   21 Moorfields
   London EC2P 2HT United Kingdom

   Lazard Freres & Co. LLC                                                     18.90%
   Gaetana Enders
   555 Park Avenue
   New York, NY  10021-8166

   Trifid Securities Limited                                                    5.66%
   PO Box 108
   2-6 Church Street
   St. Helier
   Jersey
   Channel Islands JE4 8QD

   Lazard Freres & Co. LLC                                                      5.53%
   Estate of H. Fred Baerwald
   Attn Jessica Bourgeois
   229 Berkeley Place
   Brooklyn, NY  11217-3801

INTERNATIONAL EQUITY PORTFOLIO

   Connecticut General Life Insurance Co.                                      35.73%
   One Commercial Plaza
   280 Trumbull St.
   Attn:  Liz Pezda H-19-B
   P.O. Box 2975
   Hartford, CT  06104-2975

   Smith Barney 401K Advisor Gr Tr                                              6.72%
   Smith Barney Corporate Trust Co.
   DTD 01/01/1998 Pl Val Scvcs
   2 Tower Center
   PO Box 1063
   East Brunswick, NJ  08816-1063

EMERGING MARKETS PORTFOLIO

    Charles Schwab & Co. Inc.                                                  16.27%
    Special Custody Account
    For Benefit of Customers
    Attn:  Mutual Fund
    101 Montgomery Street
    San Francisco, CA  94104

    Resource Partners LLC                                                       9.64%
    225 Main Street
    Westport, CT  06880-3216

   Saxon & Co FBO A/C                                                           8.03%
   10 01 042 0617829 52106N889
   P.O. Box 7780-1888
   Philadelphia, PA 19182-0001

   Sax & Co FBO                                                                 7.94%
   A/C 10 01 042 0617730 52106N889
   P.O. Box 7780-1888
   Philadelphia, PA  19182-0001


   PCM Managed Equity Fund I LP                                                 7.86%
   4200 Somerset Dr Ste 200
   Prairie Village, KS  66208-5244

INTERNATIONAL SMALL CAP PORTFOLIO

   Thomas J. Kohout Trustee                                                    12.12%
   Thomas J. Kohout Trustee Rev Trust
   U/A 12/16/77 Restated 10/09/98
   1910 East Bay Tree Circle
   Lakeside Val Vista Estates
   Gilbert, AZ 85234-4938

   Marsha Von Mueffling Crawford                                                9.79%
   770 Park Ave. Apt. 6D
   New York, NY  10021-4153

   Wendel & Co A/C 154948                                                       8.11%
   The Bank of New York
   Mutual Fund Reorg Dept.
   P.O. Box 1066
   Wall Street Station
   New York, NY  10268-1066

   Lazard Freres and Co. LLC                                                    5.34%
   Jeremy N. Rubenstein
   Linda Tang Rubenstein
   Tenants by the Entirety
   5805 Rockmere Drive
   Bethesda, MD  20816-2445

BOND PORTFOLIO

   Lazard Freres and Co. LLC                                                  11.63%
   SUNY Univ. Hospital @ Brooklyn
   Brooklyn Anesthesia Research
   PC Retirement Trust
   Attn:  Ed Hahn
   450 Clarkson Avenue
   30 Rockefeller Plaza
   New York, NY 10112

   Lazard Freres & Co. LLC                                                      9.83%
   The Catholic Cemeteries of The
   Archdiocese of Washington Inc.
   Attn:  Jane S. Landon
   13801 Georgia Avenue
   Silver Spring, MD  20906-5271

INTERNATIONAL FIXED-INCOME PORTFOLIO

    Lazard Freres & Co. LLC                                                    13.29%
    Trust U/A DTD 10/30/96 Between
    Jane Engelhard Settlor & EG
    Beimfohr J. Bemberg S Craighead
    Mrs. Engelhard c/o Mrs. Simonton
    97 Main St.
    30 Rockefeller Plaza
    New York, NY 10112

    Lazard Freres & Co. LLC                                                     6.11%
    NationsBank NA-Madeira School
    Attn:  Franklin B. Smith
    8328 Georgetown Pike
    McLean, VA  22102-1203

STRATEGIC YIELD PORTFOLIO

     Lazard Freres & Co. LLC                                                    5.46%
     North Ottawa Community Hospital
     Funded Depreciation Account
     Attn:  Jim Davidson
     1309 Sheldon Road
     Grand Haven, MI  49417-248

MID CAP PORTFOLIO

     Connecticut General Life Ins. Co.                                        71.69%
     One Commercial Plaza
     280 Trumbull Street
     Attn Liz Pezda H-19-B
     P.O. Box 2975
     Hartford, CT  06104-2975

HIGH YIELD PORTFOLIO

    Lazard Freres & Co. LLC                                                    60.43%
    Marvin Josephson
    30 Rockefeller Plaza 60th Fl.
    New York, NY  10112-0002

    Casey C. Sasner                                                             7.60%
    Rick M. Sasner JT Ten
    115 Monument Street
    Pacific Palisades, CA  90272-3856

    Lazard Freres & Co. LLC                                                     7.13%
    Mitchel G. Garren
    30 Rockefeller Plaza 60th Fl.
    New York, NY  10112-0002

    Lazard Freres & Co. LLC                                                     5.59%
    Frances J. Brooks
    30 Rockefeller Plaza 60th Fl.
    New York, NY  10112-0002

          A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

          Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

          Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this Statement of Additional Information, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

          Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based upon the relative net assets of the applicable Class.

          Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

                        COUNSEL AND INDEPENDENT AUDITORS

          Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

          Anchin, Block & Anchin LLP, 1375 Broadway, New York, New York 10018, has been selected as the independent auditors for the Fund.

                             ADDITIONAL INFORMATION

          The Fund's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

          A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in any Portfolio. In addition to the copy of the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. All costs of this service will be borne by the Portfolio. For information on the special monthly summary of accounts, contact the Fund.

                                    APPENDIX

          Description of certain ratings.

S&P

BOND RATINGS

                                       AAA

          Bonds rated AAA have the highest rating assigned to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB

          Bonds rated BB have less near-term vulnerability to default than other speculative grade bonds. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                        B

          Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

          Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                       CC

          The rating CC is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

          The rating C is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC- rating.

                                        D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's letter ratings may be modified by the additional of a plus or a minus sign, which is used to show relative standing within the major ratings categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

          This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted within a plus sign (+) designation.

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bond which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a rating for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATINGS

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.